UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

BODY AND MIND INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

BODY AND MIND INC.

Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on March 31, 2022

Dear Stockholder:

The annual meeting of stockholders (the “Annual Meeting”) of Body and Mind Inc. (the “Company”) will be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, on March 31, 2022, at 10:00 a.m. (Vancouver time).

In light of the ongoing public health concerns related to COVID-19 and in order to comply with measures imposed by the federal and provincial governments, the Company is encouraging stockholders and others not to attend the Annual Meeting in person, but instead to submit their votes by proxy well in advance of the Annual Meeting proxy deadline of 10:00 a.m. (Pacific Time) on March 29, 2022. Stockholders who wish to attend the Annual Meeting in person must call the Vancouver office of McMillan LLP at (604) 689-9111 on or before 4:00 p.m. (Pacific time) on Friday, March 25, 2022 for further instructions on in-person attendance procedures.

The Company is offering stockholders the option to listen and participate (but not vote) at the Annual Meeting in real time by conference call at the following coordinates:

Dial by your location

Canada Toll Free:	1-855-244-8677

US Toll Free:	1-855-282-6330

Access Code:	95400309

As of the date of this Notice, we intend to hold the Annual Meeting in physical face-to-face format and include a telephone conference call so shareholders can listen to the Annual Meeting in real time. We are continuously monitoring the current coronavirus (COVID-19) pandemic, and in light of rapidly evolving news and guidelines related to COVID-19, we ask that stockholders to consider voting their shares by proxy and not attending the meeting in person. Those stockholders who do wish to attend the Annual Meeting in person, should carefully consider and follow the instructions of the federal Public Health Agency of Canada available at (https://www.canada.ca/en/public-health/services/diseases/coronavirus-disease-covid-19.html). We ask that stockholders also review and follow the instructions of any regional health authorities of the Province of British Columbia, including the Vancouver Coastal Health Authority, the Fraser Health Authority and any other health authority holding jurisdiction over the areas you must travel through to attend the Annual Meeting. Do not attend the Annual Meeting in person if you are experiencing any cold or flu-like symptoms, or if you or someone with whom you have been in close contact has travelled to/from outside of Canada within the 14 days prior to the Annual Meeting. All stockholders are strongly encouraged to vote by submitting their completed form of proxy (or voting instruction form) prior to the Annual Meeting by one of the means described in the Proxy Statement accompanying this Notice. The Company reserves the right to take any additional precautionary measures deemed to be appropriate, necessary or advisable in relation to the Annual Meeting in response to further developments in the COVID-19 outbreak, including (i) holding the Annual Meeting virtually or by providing a webcast of the Annual Meeting; (ii) hosting the Annual Meeting solely by means of remote communication; (iii) changing the Annual Meeting date and/or changing the means of holding the Annual Meeting; (iv) denying access to persons who exhibit cold or flu-like symptoms, or who have, or have been in close contact with someone who has, travelled to/from outside of Canada within the 14 days immediately prior to the Annual Meeting; (v) denying access to persons that do not have evidence of full vaccination; and (vi) such other measures as may be recommended by public health authorities in connection with gatherings of persons such as the Annual Meeting. Should any such changes to the Annual Meeting format occur, the Company will announce any and all changes by way of news release, which will be filed on EDGAR as an exhibit to a Current Report on Form 8-K and under the Company’s profile on SEDAR. In addition, the Company will file the news release as definitive additional soliciting material on EDGAR. We strongly recommend you check the Company’s website www.bodyandmind.com, prior to the Annual Meeting for the most current information. In the event of any changes to the Annual Meeting format due to the COVID-19 outbreak, the Company will not prepare or mail amended Annual Meeting materials.

- 2 -

Stockholders who intend to attend the meeting via teleconference must submit votes by Proxy ahead of the proxy deadline of 10:00 a.m. (Pacific Time) on March 29, 2022. Attendance by teleconference allows stockholders to listen to, but not to vote at the Annual Meeting.

At the Annual Meeting stockholders will be asked to:

1.	elect Michael Mills, Dong Shim, Brent Reuter, Stephen Hoffman and Alexis Podesta to act as directors of the Company;

2.	ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2022;

3.	ratify and approve the Company’s new 2022 Stock and Incentive Plan;

4.	approve, on a non-binding advisory basis, the compensation of our named executive officers; and

5.	transact any other business properly brought before the Annual Meeting or any adjournment thereof.

On or about February 11, 2022, the Company mailed to all stockholders of record, as of February 9, 2022, a Notice of Internet Availability of Proxy Materials (the “Notice”). Please carefully review the Notice for information on how to access the Notice of Annual Meeting, Proxy Statement, Proxy Card and our Annual Report on Form 10-K for the fiscal year ended July 31, 2021 (the “Annual Report on Form 10-K”), on www.proxyvote.com, in addition to instructions on how you may request to receive a paper or email copy of these documents. There is no charge to you for requesting a paper copy of these documents. Our Annual Report on Form 10-K, including financial statements for such period, does not constitute any part of the material for the solicitation of proxies.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record of the Company’s common stock at the close of business on February 9, 2022, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Annual Meeting. If you are the registered holder of the Company’s common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

- 3 -

If you are planning to attend the Annual Meeting in person, you will need to contact McMillan LLP at (604) 689-9111 on or before 4:00 p.m. (Pacific time) on Friday, March 25, 2022 for further instructions on in-person attendance procedures and you will be asked to register before entering the Annual Meeting. All attendees will be required to present government-issued photo identification (e.g., driver’s license or passport) to enter the Annual Meeting. If you are a stockholder of record, your ownership of the Company’s common stock will be verified against the list of stockholders of record as of February 9, 2022, prior to being admitted to the Annual Meeting. If you are not a stockholder of record and hold your shares of common stock in “street name” (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of February 9, 2022, such as your most recent account statement dated prior to February 9, 2022, and a copy of the voting instruction card provided by your broker, bank or nominee or similar evidence of ownership.

By Order of the Board of Directors

BODY AND MIND INC.

/s/ Michael Mills
Michael Mills President and Chief Executive Officer Dated: February 10, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2022:

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2021 are available on the Internet at:

www.proxyvote.com

__________

- 4 -

BODY AND MIND INC.

Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada V6E 2M6

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

To be held on March 31, 2022

THE ANNUAL MEETING

General

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors”) of Body and Mind Inc. (“we”, “us”, “our” or the “Company”) for use in connection with our annual meeting of our stockholders (the “Annual Meeting”) to be held on March 31, 2022, at 10:00 a.m. (Vancouver time), at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.

In accordance with rules and regulations adopted by the United States Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may furnish proxy materials to our stockholders on the Internet. On or about February 11, 2022, the Company mailed to all stockholders of record, as of February 9, 2022 (the “Record Date”), a Notice of Internet Availability of Proxy Materials (the “Notice”). If you received only a Notice by mail, you will not receive a printed copy of the proxy materials.

Please carefully review the Notice for information on how to access our proxy materials, consisting of the Notice of Annual Meeting, Proxy Statement and Proxy Card, available at www.proxyvote.com. You may also access our Annual Report on Form 10-K for each of our fiscal year ended July 31, 2021 (the “Annual Report on Form 10-K”), including our financial statements for such periods. However, our Annual Report on Form 10-K does not constitute any part of the material for the solicitation of proxies.

The Notice also includes instructions as to how you may submit your proxy on the Internet or over the telephone.

If you received only a Notice of Internet Availability (the “Notice”) by mail and you would like to receive a printed copy of our proxy materials, including a Proxy Card, or a copy of our Annual Report on Form 10-K, you should follow the instructions for requesting such materials included in the Notice. There is no charge to you for requesting a paper copy of these documents.

Our principal offices are located at Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada, V6E 2M6. Our telephone number is: (800) 361-6312 and our website address is: www.bodyandmind.com

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of the Record Date.

- 5 -

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on February 9, 2022, as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 113,349,464 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of shares of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our stockholders. The required quorum for the transaction of business at the Annual Meeting is ten (10) percent of our issued and outstanding shares of common stock as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares of common stock must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

•	shares of common stock represented by properly executed proxies for which voting instructions have been given, including proxies which are marked “Abstain” or “Withhold” for any matter;

•	shares of common stock represented by properly executed proxies for which no voting instruction has been given; and

•	broker non-votes.

Broker non-votes occur when shares of common stock held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock as of February 9, 2022, the Record Date for the Annual Meeting, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under “Voting of Proxies”. If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution in respect of voting your shares.

Voting of Proxies

You can vote the shares of common stock that you own of record on the Record Date by either attending the Annual Meeting in person or by filling out and sending in a proxy in respect of the shares that you own. Your execution of a proxy will not affect your right to attend the Annual Meeting and to vote in person. You may also submit your proxy on the Internet or over the telephone by following the instructions contained in the Notice.

- 6 -

You may revoke your proxy at any time before it is voted by:

(a)	filing a written notice of revocation of proxy with our Corporate Secretary at any time before the taking of the vote at the Annual Meeting;

(b)	executing a later-dated proxy and delivering it to our Corporate Secretary at any time before the taking of the vote at the Annual Meeting; or

(c)

attending at the Annual Meeting, giving affirmative notice that you intend to revoke your proxy and voting in person. Please note that your attendance at the Annual Meeting will not, in and of itself, revoke your proxy.

All shares of common stock represented by properly executed proxies received at or prior to the Annual Meeting that have not been revoked will be voted in accordance with the instructions of the stockholder who has executed the proxy. If no choice is specified in a proxy, the shares represented by the proxy will be voted FOR all matters to be considered at the Annual Meeting as set forth in the accompanying Notice of Meeting. The shares represented by proxy will also be voted for or against such other matters as may properly come before the Annual Meeting in the discretion of the persons named in the proxy as proxyholders. We are currently not aware of any other matters to be presented for action at the Annual Meeting other than those described herein.

Any written revocation of a proxy or subsequent later-dated proxy should be delivered to the Company at Suite 750, 1095 West Pender Street, Vancouver, British Columbia, Canada, V6E 2M6, Attention: Corporate Secretary.

Votes Required

Proposal One – Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors.

Proposal Two – Appointment of Independent Registered Public Accountants: The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal.

Proposal Three – Ratification and Approval of the 2022 Stock and Incentive Plan: The affirmative vote of the holders of a majority of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the ratification and approval of the Company’s 2022 Stock and Incentive Plan. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

- 7 -

Proposal Four – Say-on-Pay for Executive Compensation – Advisory Resolution: The vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote) is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the non-binding advisory vote on executive compensation. Stockholders may vote in favor of or against the Proposal or they may abstain. Abstentions are deemed to be “votes cast” and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Stockholder Proposals

No proposals have been received from any stockholder for consideration at the Annual Meeting.

Other Matters

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxyholders will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxyholders to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

No Rights of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to the matters that are the subject of this proxy solicitation under the laws of the State of Nevada, our certificate of incorporation or our bylaws.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, other than elections to office and as named executive officers in respect of whose compensation the non-binding advisory vote on executive compensation will be held:

•	each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

•	each nominee for election as one of our directors; or

•	any associate of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of February 9, 2022, by:

•	each person who is known by us to beneficially own more than 5% of our shares of common stock; and

•	each executive officer, each director and all of our directors and executive officers as a group.

- 8 -

The number of shares beneficially owned and the related percentages are based on 113,349,464 shares of common stock outstanding as of February 9, 2022.

For the purposes of the information provided below, Common Shares that may be issued upon the exercise or conversion of stock options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following February 9, 2022, when there were deemed to be 113,349,464 Common Shares of the Company outstanding and beneficially owned by the stockholders for the purpose of computing the number of Common Shares and percentage ownership of each holder are reported below, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (1)		Percentage of Beneficial Ownership

Directors and Officers:

Michael Mills, President, Chief Executive Officer and Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	1,171,250	(2)	1.0%

Darren Tindale, Corporate Secretary c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	887,500	(3)	*

Brent Reuter, Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	337,500	(4)	*

Stephen (Trip) Hoffman, Chief Operating Officer c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	1,137,500	(5)	1.0%

Dong Shim, Chief Financial Officer and Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	1,161,460	(6)	1.0%

Alexis Podesta, Director c/o Suite 750,1095 West Pender Street Vancouver, British Columbia, Canada, V6E 2M6	125,000	(7)	*

All directors and executive officers as a group (6 persons)	4,820,210	(8)	4.1%

Major Stockholders:

Robert Hasman 628 Chervil Valley Las Vegas, NV 89138	5,991,295	(9)	5.3%

- 9 -

Notes:

*	Less than one percent.
(1)

Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (i) voting power, which includes the power to vote, or to direct the voting of such security; and (ii) investment power, which includes the power to dispose or direct the disposition of the security. Certain shares of common stock may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares of common stock are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares of common stock outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of common stock of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Proxy Statement. As of February 9, 2022, there were 113,349,464 shares of common stock of the Company issued and outstanding.

(2)

This figure represents (i) 79,000 shares of common stock held by Mr. Mills directly; (ii) 18,000 shares of common stock held by Mr. Mills’ wife, (iii) 18,000 shares of common stock issuable upon exercise of warrants registered to Mr. Mills’ wife, and (iv) stock options to purchase 1,056,250 shares of common stock which have vested or will vest within 60 days of the date hereof.

(3)

This figure represents (i) 100,000 shares of common stock held by Mr. Tindale’s wife, and (ii) stock options to purchase 787,500 shares of common stock which have vested or will vest within 60 days of the date hereof.

(4)	This figure represents stock options to purchase 337,500 shares of common stock which have vested or will vest within 60 days of the date hereof.
(5)

This figure represents (i) 50,000 shares of common stock held by Mr. Hoffman directly, and (ii) stock options to purchase 1,087,500 shares of common stock which have vested or will vest within 60 days of the date hereof.

(6)

This figure represents (i) 138,460 shares of common stock held by Mr. Shim, (ii) 48,000 shares of common stock issuable upon exercise of warrants registered directly to Mr. Shim, and (iii) stock options to purchase 975,000 shares of common stock which have vested or will vest within 60 days of the date hereof.

(7)	This figure represents stock options to purchase 125,000 shares of common stock which have vested or will vest within 60 days of the date hereof.
(8)

This figure represents (i) 385,460 shares of common stock, (ii) 66,000 shares of common stock issuable upon exercise of warrants, and (iii) stock options to purchase 4,368,750 shares of common stock, which have vested.

(9)

This figure represents (i) 250,000 shares of common stock held by Mr. Hasman directly, (ii) 4,278,761 shares of common stock held by SW Fort Apache, LLC, an entity controlled by Mr. Hasman, and (iii) 1,462,534 shares of common stock held by TI Nevada, LLC, an entity controlled by Mr. Hasman.

Changes in Control

We are unaware of any contract, or other arrangement or provision, the operation of which may at a subsequent date result in a change of control of our Company.

PROPOSAL NUMBER ONE:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

Each of our directors is elected at the annual meeting of our stockholders and, upon the director’s election, will hold office until our next annual meeting or until his or her successor is elected and qualified.

The persons named in the enclosed form of proxy as proxyholders intend to vote for the election of the nominees listed below as directors unless instructed otherwise, or unless a nominee is unable or unwilling to serve as a director of the Company. Our Board of Directors has no reason to believe that any nominee is unable or unwilling to serve, but if a nominee should determine not to serve, the persons named in the form of proxy as proxyholders will have the discretion and intend to vote for another candidate that would be nominated by our Board of Directors.

- 10 -

The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director. Our constating documents do not provide for cumulative voting in the election of directors.

Nominees for Election as Directors

Michael Mills, Dong Shim, Brent Reuter, Stephen Hoffman and Alexis Podesta, each of whom is a current director, have been nominated for election as directors. It is the intention of the persons named in the accompanying form of proxy as proxyholders to vote proxies for the election of each of these individuals as a director and each of the nominees has consented to being named in this Proxy Statement and to serve as a director, if elected.

Directors and Executive Officers

Our current directors and executive officers and their respective ages as of February 9, 2022, are as follows:

Name	Age	Position with the Company
Michael Mills	53	President and Chief Executive Officer (“CEO”) and a director
Darren Tindale	49	Corporate Secretary
Stephen ‘Trip’ Hoffman	57	Chief Operating Officer (“COO”) and a director
Brent Reuter	54	A director
Dong Shim	38	Chief Financial Officer and a director
Alexis Podesta	41	A director

The following describes the business experience of each nominee for election to our Board of Directors, including other directorships held in reporting companies:

Michael Mills. Mr. Mills was appointed President and Interim Chief Executive Officer on August 21, 2019 and was previously the Vice-President, Communications of the Company from June 2018 to August 21, 2019. On January 23, 2020, Mr. Mills was elected as a director and on April 30, 2020, Mr. Mills was appointed as full-time CEO. Prior to joining the Company, Mr. Mills was the President of Fairlawn Capital Partners Ltd., a consulting company offering finance, communications and capital market solutions to public and private businesses. Mr. Mills has experience in industries including media, manufacturing and technology and held increasingly senior roles at the Financial Post and National Post newspapers. Mr. Mills obtained a Bachelors of Business Administration from Bishop’s University.

Dong Shim. Mr. Shim has been a Board member since December 15, 2016 and was appointed as the Chief Financial Officer of the Company on August 21, 2019. Mr. Shim is a partner and founder of Shim & Associates LLP (June 2013 to present) and Golden Tree Capital Corp. (November 2015 to present) providing accounting and other business advisory services to numerous companies in various industries. Mr. Shim is a director of National Securities Administrators Ltd. (May 2017 to present), Chief Financial Officer for E-Play Digital Inc. (November 2016 to present), Chief Financial Officer for Arizona Silver Exploration Inc. (August 2017 to present), Chief Financial Officer for Canamex Resources Corp. (August 2017 to present), Chief Financial Officer for Mission Ready Solutions Inc. (June 2017 to present), Chief Financial Officer for Organimax Nutrient Corp. (April 2018 to present), Chief Financial Officer for Avricore Health Inc. (February 2018 to September 2018), and interim Chief Financial Officer of Reliq Health Technologies Inc. (November 2018 to March 2020).

- 11 -

Brent Reuter. Mr. Reuter has been a Board member since October 16, 2019. Mr. Reuter has deep experience driving new revenue growth and managing businesses in the banking and investment sectors, most recently as principal investor relations for Onex Corp., a private equity firm, vice-president of asset management for Canadian Imperial Bank of Commerce and as managing director at Royal Bank of Canada with roles in Hong Kong and New York. In these roles, he built high-value client and strategic partnerships, recruited and developed sales teams, and implemented and executed high-impact revenue coverage models. In addition, Mr. Reuter is the senior vice-president of investor relations and strategy of Australis Capital Inc. Mr. Reuter obtained a Bachelor of Business Administration from Lakehead University in Thunder Bay, Ontario in 1990.

Stephen Hoffman. Mr. Hoffman has been a Board member since March 1, 2020 and was appointed as Chief Operating Officer (“COO”) of the Company on November 15, 2018. Mr. Hoffman was previously the Chief Executive Officer of Bolder Venture Ltd., a privately held medical and recreational marijuana cultivation and dispensary company located in Boulder, Colorado, from 2016 until his appointment as Chief Operating Officer of the Company. From 2011 to 2016, Mr. Hoffman was the Chief Executive Officer of Trading Block Holdings Inc., a financial technology company located in Chicago, Illinois. Mr. Hoffman obtained a PhD in physics from Purdue University in December 1991.

Alexis Podesta. Ms. Podesta has served in senior roles in both the public and private sector. Known for her talent to skillfully navigate complex policy and political issues, her broad portfolio has included problem-solving on high-profile policies in both government and the corporate world. Ms. Podesta was entrusted by both Governor Gavin Newsom and Governor Edmund G. Brown, Jr. to manage the sprawling California Business, Consumer Services and Housing Agency. As Secretary of the Cabinet-level Agency, she directed its $4.75 billion budget and nearly 6,100 employees. Ms. Podesta oversaw twelve departments, boards, a commission, a panel and a council whose job is to license and regulate professionals and businesses in California to protect consumers; regulate businesses engaged in financial transactions; preserve, expand and fund safe and affordable housing opportunities; to provide solutions to address homelessness in California; to investigate and research earthquake related issues to advise on ways to reduce earthquake risk; and to protect the civil rights of all Californians from acts of hate violence and unlawful discrimination in employment, housing and public accommodations. Additionally, the departments under the agency provided $1.9 billion in funding for affordable housing; made $3.5 billion annually in loans for first-time homebuyers; made $600 million annually in loans for affordable multi-family properties; and provided $650 million in assistance to local jurisdictions to combat homelessness. Additionally, the Department of Fair Employment and Housing filed more than 22,500 civil rights cases. Prior to being appointed to lead the Agency, Ms. Podesta served as the Director of External and International Affairs for Governor Brown. She directed outreach, communication and partnerships with stakeholder groups, and provided key support for the Governor’s special projects. In addition, Ms. Podesta was the Governor’s lead representative on international affairs and served as Chief of Protocol.

The following describes the business experience of the non-director officer of the Company:

Darren Tindale. Mr. Tindale was our Chief Financial Officer from March 6, 2017 to August 20, 2019 and has been our Corporate Secretary since August 20, 2019. Mr. Tindale brings over 17 years of financial accounting and management experience and has worked for both public and private companies. Mr. Tindale has served as Chief Financial Officer for numerous TSX Venture listed companies.

- 12 -

Term of Office

All of our directors, when elected, hold office until the next annual meeting of our stockholders or until their successors are elected and qualified. Our officers are appointed by our Board of Directors and hold office until their successors are appointed and qualified.

Significant Employees

There are no significant employees of the Company other than our executive officers who provide their services on a consulting basis. Our operating subsidiaries have an aggregate of 101 employees at all of our locations.

Family Relationships

There is no family relationship between any of our executive officers or directors.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our directors and officers:

1.

A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

- 13 -

5.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Meetings of Directors during the last Fiscal Year ended July 31, 2021

The Company’s Board of Directors held 13 meetings in person, by teleconference or summaries of actions during the fiscal year ended July 31, 2021 (“Fiscal 2021”). No director attended fewer than 92% of the total number of the meetings of the Board of Directors held during Fiscal 2021.

The Company does not have a formal policy with respect to director attendance at annual stockholders’ meetings; however, all directors are encouraged to attend. It is anticipated that five directors will attend the 2021 annual meeting of stockholders in person or by teleconference.

- 14 -

Board Independence

The Board of Directors has determined that Brent Reuter and Alexis Podesta each qualify as independent directors under the listing standards of the NYSE American. Messrs. Mills, Shim and Hoffman are not considered independent directors as they are each an officer of the Company.

Board Committees

Nominating Committee

We do not have a Nominating Committee and our Board of Directors as a whole is responsible for identifying and nominating qualified individuals to our Board of Directors. Since our formation we have relied upon the personal relationships of our President and directors to attract individuals to our Board of Directors.

Our Board of Directors considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.

We do not have a policy regarding the consideration of any director candidates, which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our Board of Directors established a process for identifying and evaluating director nominees. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any such policies, as we have never received a recommendation from any stockholder for any candidate to serve on our Board of Directors. Given the size and capitalization of our Company, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees.

Compensation Committee

Our Compensation Committee is comprised of Mr. Reuter, Mr. Hoffman and Ms. Podesta. This committee reviews and recommends to our Board of Directors the salaries, and benefits of all employees, consultants, directors and other individuals compensated by us.

Audit Committee

The Audit Committee is comprised of Mr. Shim, Mr. Reuter and Ms. Podesta.

Our Board of Directors has determined that we have at least one financial expert. Mr. Reuter and Ms. Podesta are considered independent.

An audit committee financial expert means a person who has the following attributes:

(a)	An understanding of generally accepted accounting principles and financial statements;

(b)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

- 15 -

(c)

Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the small business issuer’s financial statements, or experience actively supervising one or more persons engaged in such activities;

(d)	An understanding of internal control over financial reporting; and

(e)	An understanding of audit committee functions.

The audit committee’s primary function is to provide advice with respect to our financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting and legal compliance. The audit committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor our financial reporting process and internal control system;

•	review and appraise the audit efforts of our independent accountants;

•	evaluate our quarterly financial performance as well as our compliance with laws and regulations;

•	oversee management’s establishment and enforcement of financial policies and business practices; and

•	provide an open avenue of communication among the independent accountants, management and the Board of Directors.

Stockholder Communications

Stockholders may contact an individual director, the Board of Directors as a group or a specified Board of Directors’ committee or group, including any non-employee directors as a group, either by: (i) writing to Body and Mind Inc., c/o Suite 750, 1095 West Pender Street, Vancouver, British Columbia V6E 2M6, Canada, Attention: Corporate Secretary; or (ii) sending an e-mail message to ir@bodyandmind.com.

Our Corporate Secretary will conduct an initial review of all such stockholder communications and will forward the communications to the persons to whom it is addressed, or if no addressee is specified, to our President and CEO, the appropriate members of the Board of Directors or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practicable taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Party Transactions

Except as described herein, none of the following parties (each a “Related Party”) has had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

•	any of our directors or officers;
•	any person proposed as a nominee for election as a director;
•	any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
•	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

- 16 -

Related Party Transactions during the year ended July 31, 2021

	Accounts Payable		Consulting Fees
Dong Shim (Director and CFO)		$18,915	$109,488
Darren Tindale (Former CFO & Corporate Secretary)		$6,319	$70,990
Michael Mills (President & CEO)		$26,841	$159,657
Robert Hasman (former director and the former President of our indirect wholly-owned subsidiary, NMG Nevada LLC, until March 1, 2020)	$	Nil	$65,000

Included in stock-based compensation for the year ended July 31, 2021 is $673,097 (2020 - $691,115) related to stock options issued to directors and officers of the Company.

Our Board reviews any proposed transaction involving Related Parties and considers whether such transactions are fair and reasonable and in the Company’s best interests.

Conflicts of Interest

To our knowledge, and other than as disclosed in this Proxy Statement, there are currently no known existing or potential conflicts of interest among us, our promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests, except that certain of the directors and officers serve as directors and officers of other companies and, therefore, it is possible that a conflict may arise between their duties to us and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our directors and officers, and the persons who beneficially own more than 10% of our common stock, to file reports of ownership and changes in ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by us and on the representations of the reporting persons, we believe that these persons have complied with all applicable filing requirements during the fiscal year ended July 31, 2021, except as follows:

Name	Position Held	Late or Unfiled Report

Stephen Hoffman	COO and Director	Form 4 filed late

Alexis Podesta	Director	Form 3 filed late

Australis Capital Inc.	Shareholder	49 Form 4s filed late

- 17 -

EXECUTIVE COMPENSATION

General

For the purposes of this section:

“CEO” means an individual who acted as the Chief Executive Officer of Body and Mind, or acted in a similar capacity, for any part of the most recently completed financial year;

“CFO” means an individual who acted as the Chief Financial Officer of Body and Mind, or acted in a similar capacity, for any part of the most recently completed financial year;

“incentive plan” means any plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period;

“incentive plan award” means compensation awarded, earned, paid or payable under an incentive plan;

“NEO” means each of the following individuals:

(a)	a CEO;

(b)	a CFO;

(c)

each of Body and Mind’s three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the CEO and CFO, at the end of the most recently completed financial year whose total compensation was, individually, more than $150,000 for that financial year; and

(d)

each individual who would be a NEO under paragraph (c) but for the fact that the individual was neither an executive officer of Body and Mind, nor acting in a similar capacity, at the end of that financial year;

“option-based award” means an award under an equity incentive plan of options, including, for greater certainty, share options, share appreciation rights and similar instruments that have option-like features; and

“share-based award” means an award under an equity incentive plan of equity-based instruments that do not have option-like features, including, for greater certainty, common shares, restricted shares, restricted share units, deferred share units, phantom shares, phantom share units, common share equivalent units, and stock.

Compensation Discussion and Analysis

Compensation Program Objectives

We have not established a strategy for setting executive salary levels, creating standards we apply in setting compensation levels or what factors we intend to encourage by establishing compensation levels. Since we acquired NMG, raised equity capital and have been generating revenues from the sale of our products, we have been compensating our NEOs at levels comparable to executive officers of companies within our industry at similar stages of growth.

- 18 -

Our Compensation Committee reviews and recommends to our Board of Directors the salaries, and benefits of all employees, consultants, directors and other individuals compensated by us. The Board of Directors assumes responsibility for reviewing the recommendations of the Compensation Committee and monitoring the long-range compensation strategy for our senior management. The Compensation Committee and the Board of Directors reviews the compensation of senior management on a semi-annual basis taking into account compensation paid by other issuers of similar size and activity. The Compensation Committee and the Board of Directors receives independent competitive market information on compensation levels for executives. It uses salary data of comparable private and public companies as a benchmark for setting executive compensation. This data is obtained from various sources including online research and market surveys.

Although permitted, at this time no NEO or director has or intends to purchase financial instruments that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director.

Elements of the Compensation Program

The total compensation plan for NEOs consists of a base compensation structure and equity-based compensation program in the form of stock options. The compensation program for our senior management is designed with a view that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining qualified executives;

(b)	motivating the short and long-term performance of these executives; and

(c)	better aligning their interests with those of the Company’s shareholders.

In compensating our senior management, we have arranged for equity participation through our 2012 Incentive Stock Option Plan.

Base Salary

The base salary component of NEO compensation is intended to provide a fixed level of competitive pay that reflects each NEO’s primary duties and responsibilities. The policy of Body and Mind is that salaries for its NEOs are competitive within its industry and generally set at the median salary level among entities its size.

Stock Options

On February 9, 2022, our Board adopted the 2022 Stock and Incentive Plan (the “2022 Stock and Incentive Plan”). The purpose of the 2022 Stock and Incentive Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash‑based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

The 2022 Stock and Incentive Plan supersedes, replaces and is in substitution for the Company’s 2012 Incentive Stock Option Plan, which was originally ratified by the Board on October 25, 2012, as was ratified by the stockholders of the Company at the Company’s annual meeting held on December 10, 2012. There are 9,253,000 stock options outstanding under the 2012 Incentive and Stock Option Plan as of the date of adoption of the 2022 Stock and Incentive Plan which will be covered under the 2022 Stock and Incentive Plan, which is subject to the approval of the stockholders at this Annual Meeting.

- 19 -

Previous grants will be taken into account when considering new grants under the 2022 Stock and Incentive Plan and a maximum of 22,669,892 common shares may be issued under all awards under the 2022 Stock and Incentive Plan.

Compensation Governance

Our Compensation Committee is responsible for recommending to our Board of Directors the compensation to be paid to our directors and executive officers. We do not have any formal compensation policies and the practices adopted by the Compensation Committed and our Board of Directors to determine the compensation for our directors and executive officers is described above.

Summary Compensation Table

Michael Mills, our President, Chief Executive Officer and director, Dong Shim, our Chief Financial Officer and director, Darren Tindale, our Corporate Secretary and former Chief Financial Officer, and Stephen Hoffman, our Chief Operating Officer and director are NEOs for the purposes of the following disclosure.

The compensation for those NEOs, directly or indirectly, for our most recently completed financial years ended July 31, 2021 and 2020 are as follows:

					Non-equity incentive plan compensation ($)		Nonqualified deferred
Name and Principal Position	Fiscal Year	Salary (CAD$)	Share-based awards (CAD$)	Option-based awards (CAD$)	Annual incentive plans	Long-term incentive plans	compensation earnings ($)	All other compensation ($)	Total compensation (CAD$)
Michael Mills(1)	2021	203,255	-	215,872	-	-	-	-	419,127
President, CEO and Director	2020	207,775	-	230,812	-	-	-	-	438,587

Dong Shim(2)	2021	139,386	-	156,683	-	-	-	-	296,069
CFO and Director	2020	123,226	-	173,012	-	-	-	-	296,238

Darren Tindale(3)	2021	90,375	-	80,483	-	-	-	-	170,858
Secretary and Former CFO	2020	90,000	-	152,851	-	-	-	-	242,851

Stephen Hoffman(4)	2021	235,709	-	226,166	-	-	-	-	461,875
COO and Director	2020	242,316	-	270,880	-	-	-	-	513,196

- 20 -

Notes:

(1)	Mr. Mills was appointed a President and Interim CEO on Aug. 21, 2019. Mr. Mills was elected as a director on January 23, 2020 and was appointed full-time CEO on April 30, 2020.
(2)

Mr. Shim was appointed CFO in December 2016. He resigned on March 6, 2017 and was reappointed as interim CEO in August 2017 and resigned on November 14, 2017 when Mr. Clough was appointed as CEO. Mr. Shim was appointed CFO on August 21, 2019.

(3)	Mr. Tindale was appointed CFO on March 7, 2017. Mr. Tindale resigned as the CFO on August 21, 2019 and was appointed Corporate Secretary on the same date.
(4)

Mr. Hoffman was appointed COO on November 15, 2018 and was appointed as a director on March 1, 2020. The salary figures for Mr. Hoffman are actually paid in US$ and we have converted them to CAD$ in the table using the Bank of Canada average annual exchange rate for the year ended July 31, 2021 of US$1.00 = CAD$1.2741 and for the year ended July 31, 2020 of US$1.00 = CAD$1.3462.

During our most recently completed financial years ended July 31, 2021 and 2020, we did not pay any other executive compensation to our NEOs.

Incentive Plan Awards

The stock options to purchase shares of our common stock that we granted to our NEOs during the fiscal year ended July 31, 2021 was on March 6, 2021 as set out in the table below.

	Date of Option Grant	# of Options	Fair Value (CAD$)
Michael Mills	March 6, 2021	250,000	115,585
Dong Shim	March 6, 2021	250,000	115,585
Darren Tindale	March 6, 2021	100,000	46,234
Stephen Hoffman	March 6, 2021	250,000	115,585

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as of July 31, 2021, relating to outstanding equity awards held by each NEO:

- 21 -

Outstanding Equity Awards at Year End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexer- cised Options (#) (exercise- able)	Number of Securities Underlying Unexer- cised Options (#) (unexer- ciseable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#)	Option Exercise Price (CAD$)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Michael Mills(1)	175,000 100,000 187,500 150,000 137,500 N/A	N/A N/A 62,500 50,000 137,500 250,000	N/A N/A N/A N/A N/A N/A	0.41 0.57 0.88 0.88 0.67 0.68	06/06/2023 12/10/2023 08/21/2024 01/23/2025 04/30/2025 03/06/2026	N/A	N/A	N/A	N/A
Dong Shim(2)	200,000 250,000 187,500 100,000 N/A	N/A N/A 62,500 100,000 250,000	N/A N/A N/A N/A N/A	0.66 0.57 0.88 0.67 0.68	11/24/2022 12/10/2023 08/21/2024 04/30/2025 03/06/2026	N/A	N/A	N/A	N/A
Darren Tindale (3)	200,000 250,000 187,500 25,000 N/A	N/A N/A 62,500 25,000 100,000	N/A N/A N/A N/A N/A	0.66 0.57 0.88 0.67 0.68	11/24/2022 12/10/2023 08/21/2024 04/30/2025 03/06/2026	N/A	N/A	N/A	N/A
Stephen Hoffman (4)	175,000 262,500 125,000 125,000 N/A	N/A 87,500 125,000 125,000 250,000	N/A N/A N/A N/A N/A	0.57 0.88 0.405 0.67 0.68	12/10/2023 08/21/2024 03/01/2025 04/30/2025 03/06/2026	N/A	N/A	N/A	N/A

Notes:

(1)	Mr. Mills was appointed a President and Interim CEO on Aug. 21, 2019. Mr. Mills was elected as a director on January 23, 2020 and was appointed full-time CEO on April 30, 2020.
(2)

Mr. Shim was appointed CFO in December 2016. He resigned on March 6, 2017 and was reappointed as interim CEO in August 2017 and resigned on November 14, 2017 when Mr. Clough was appointed as CEO. Mr. Shim was appointed CFO on August 21, 2019.

(3)	Mr. Tindale was appointed CFO on March 7, 2017. Mr. Tindale resigned as the CFO on August 21, 2019 and was appointed Corporate Secretary on the same date.
(4)	Mr. Hoffman was appointed COO on November 15, 2018 and appointed as a director on March 1, 2020.

Pension Plan Benefits

We have no pension plans that provide for payments or benefits at, following or in connection with retirement.

- 22 -

Director Compensation

We do not currently provide any compensation to our directors in their capacity as such. As a result, none of our directors received any cash compensation in any form during our most recently completed financial year. However, on March 6, 2021, we granted stock options to the following directors, which has not already been disclosed above as stock options granted to NEOs:

	Date of Option Grant	# of Options	Fair Value (CAD$)
Brent Reuter	March 6, 2021	150,000	69,351
Alexis Podesta	March 6, 2021	250,000	115,585

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

__________

- 23 -

PROPOSAL NUMBER TWO:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Sadler, Gibb & Associates, LLC (“Sadler”), certified public accountants of 344 W 13800 S, Draper, UT 84020, have been selected as the independent registered public accountants of the Company for the fiscal year ending July 31, 2022. Our former independent registered public accountants, Marcum LLP (“Marcum”), audited the Company’s financial statements for the fiscal year ended July 31, 2020.

Representatives of Sadler and Marcum will not be present at the Annual Meeting.

On March 24, 2021, our Board of Directors as well as our Audit Committee approved and authorized the dismissal of Marcum as its independent registered public accounting firm. On the same date, our Board of Directors as well as our Audit Committee approved and authorized the engagement of the accounting firm of Sadler, as the Company’s new independent registered public accounting firm.

Marcum’s report on our financial statements dated December 15, 2020, for the fiscal year ended July 31, 2020, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the fiscal year ended July 31, 2020, and in the subsequent interim period through the effective date of dismissal on March 24, 2021, there were no disagreements, resolved or not, with Marcum on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such year.

During the Company’s fiscal year ended July 31, 2020 and the period through the effective date of dismissal of Marcum on March 24, 2021, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided Marcum with a copy of our current report on Form 8-K prior to its filing with the Securities and Exchange Commission on March 29, 2021, and requested that Marcum furnish us with a letter addressed to the Securities and Exchange Commission stating whether Marcum agrees with the statements made in such current report on Form 8-K, and if not, stating the aspects with which it does not agree. The letter from Marcum, dated March 26, 2021, is filed as Exhibit 16.1 to our current report on Form 8-K filed with the Securities and Exchange Commission on March 29, 2021.

During the two most recent fiscal years and the subsequent interim period through the effective date of appointment of Sadler on March 24, 2021, we had not, nor had any person on our behalf, consulted with Sadler regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Sadler provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

In the event ratification by the stockholders of the appointment of Sadler as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

- 24 -

Principal Accountant Fees and Services

The following is an aggregate of fees billed for each of the last two fiscal years for professional services rendered by our current and prior principal accountants:

	2021	2020
Audit fees	$225,850	$178,218
Audit-related fees	$4,858	1,858
Tax fees	Nil	Nil
All other fees	Nil	Nil
Total fees paid or accrued to our principal accountants	$230,708	$180,076

Audit Fees

Audit fees are the aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

Tax fees are billed by our independent auditors for tax compliance, tax advice and tax planning.

All Other Fees

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Pre-Approval of Services by the Independent Auditor

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our audit committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project based services and routine consultations. In addition, the audit committee may also pre-approve particular services on a case-by-case basis. We approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF SADLER, GIBB & ASSOCIATES, LLC AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING JULY 31, 2022

__________

- 25 -

PROPOSAL NUMBER THREE:

APPROVAL OF THE 2022 STOCK AND INCENTIVE PLAN

At the Meeting the Board of Directors will seek shareholder ratification and approval of the 2022 Stock and Incentive Plan to authorize up to 22,669,892 shares of our common stock for issuance pursuant to awards as described below.

Summary of 2022 Stock and Incentive Plan

Background and Purpose

On February 9, 2022, our Board of Directors adopted our 2022 Stock and Incentive Plan (the “Plan”), subject to, and effective upon, the approval of shareholders at the 2022 annual general meeting. The Plan provides flexibility to the Company to grant equity-based incentive awards (each, an “Award”) in the form of Options, Stock Appreciation Rights (“SARs”), Restricted Stock and Restricted Stock Units (“RSUs”), Performance Awards, Dividend Equivalents and Other Stock-Based Awards, as described in further detail below. All future grants of equity-based Awards will be made pursuant to, or as otherwise permitted by, the Plan, and no further equity-based awards will be made pursuant to the Company’s prior Incentive Stock Option Plan. The Plan supersedes and replaces the Company’s Incentive Stock Option Plan, dated as originally adopted by the Board of Directors on October 25, 2012, and ratified by the shareholders of the Company at the Company’s annual general meeting held on December 10, 2012.

The purpose of the Plan is to is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash‑based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Key Terms of the Plan

Shares Subject to the Plan

The Plan is a fixed number share plan which provides that the aggregate maximum number of Common Shares that may be issued upon the exercise or settlement of Awards granted under it shall not exceed 22,669,892 shares of common stock (“Common Shares”), subject to the adjustment provisions provided for therein (including those that apply in the event of a subdivision or consolidation of Common Shares) required to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Such maximum number of Common Shares consists of (i) 9,253,000 Common Shares issuable pursuant to Awards previously granted and that remain outstanding under the Company’s Incentive Stock Option Plan, which Awards will be covered by the Plan upon its ratification by the shareholders, and (ii) 13,416,892 additional Common Shares that may be issued pursuant to Awards to be granted under the Plan.

Administration of the Plan

The Plan will be administered by the Compensation Committee of the Board of Directors, subject to the ability of the Compensation Committee to delegate to directors or officers of the Company the authority to grant Awards. However, the Board of Directors retain the power and authority to administer the Plan without further action by the Compensation Committee in certain circumstances.

- 26 -

Under the Plan, the Compensation Committee has the power and authority to designate Participants (as defined in the Plan), determine the type of Awards to be granted to each Participant, determine the number of Common shares to be covered by each Award, determine the terms and conditions or any Award or Award Agreement (as defined in the Plan), amend the terms and conditions of any Award or Award Agreement, accelerate the exercisability of any Award, and determine whether and to what extent and under what circumstances Awards may be exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited or suspended.

In addition, the Compensation Committee interprets and administers the Plan, and any instrument or agreement relating to it. The Compensation Committee may establish, amend, suspend or waive rules and regulations, and appoint agents it deems appropriate for the proper administration of the Plan. Furthermore, the Compensation Committee may adopt modifications, rules, procedures and subplans to comply with applicable laws, or make any determination and take any action for the administration of the Plan.

Eligibility

All employees, officers, directors and consultants that provide services to the Company or any Affiliate (as defined in the Plan), or any such persons to whom the Company or any Affiliate makes an offer of employment or engagement, are eligible to participate in the Plan. In determining eligibility, the Compensation Committee may consider the nature of the services rendered by such persons, the present and potential contributions to the success of the Company by such persons, and/or other factors that the Compensation Committee deems relevant, in its discretion. However, an Incentive Stock Option (as defined in the Plan), may only be granted to employees and may not be granted to an employee of an Affiliate (as defined in the Plan) unless such Affiliate is also a “subsidiary corporation” of the Company with the meaning of Section 424(f) of the U.S. Internal Revenue Code of 1986 (the “Code”), as amended from time to time, and any regulations promulgated thereunder.

Types of Awards

Awards of Options, SARs, Restricted Stock and RSUs, Performance Awards, Dividend Equivalents and Other Stock-Based Awards may be made under the Plan. All of the Awards described below are subject to the terms, conditions, limitations, restrictions, exercise price, vesting, settlement and forfeiture provisions determined by the Compensation Committee, in its sole discretion, subject to such limitations provided in the Plan, and will generally be evidenced by an Award Agreement. In addition, subject to the limitations provided in the Plan and in accordance with applicable law, the Compensation Committee may accelerate or defer the vesting or payment of Awards, cancel or modify outstanding Awards and waive any condition imposed with respect to Awards or Common Shares issued pursuant to Awards.

Options

An Option entitles a holder thereof to purchase a prescribed number of treasury Common Shares at an exercise price set at the time of the grant. The Compensation Committee will establish the exercise price at the time each Option is granted, which exercise price must in all cases be not less than the “Fair Market Value”. For the purposes of establishing the exercise price of any Options, the Fair Market Value will be the greater of the closing market price of the Common Shares on the Canadian Securities Exchange on (i) the trading day prior to the date of grant and (ii) the date of grant of the Options. The term of each Option shall be fixed by the Compensation Committee at the date of grant but shall not be longer than 10 years from the date of grant, subject to any automatic extension in certain circumstances described in the Plan. The Compensation Committee will determine the time at which an Option may be exercised in whole or in part and the method by which payment of the exercise price may be made.

- 27 -

Additional provisions will apply to Options intended to qualify as an Incentive Stock Options, including: (i) the maximum number of Common Shares that may be issued pursuant to Incentive Stock Options will not exceed 22,669,892, subject to adjustment under the Plan; (ii) all Incentive Stock Options must be granted within ten years from the date on which the Plan was adopted by the Board of Directors; (iii) all Incentive Stock Options will expire no later than ten years after the date of grant, and no later than five years if the Inventive Stock Option was granted to a Participant who at the time of grant owned stock possessing more than 10% of the combined voting power of all classes of stock of the Company or its Affiliates; (iv) if the Participant owned stock possessing more than 10% of the combined voting power of all classes of stock of the Company or its Affiliates at the time of grant, the exercise price will not be less than 110% of the Fair Market Value; and (v) any Incentive Stock Option will contain any provisions the Compensation Committee deems advisable and will be consistent with all provisions required in order to qualify as an Incentive Stock Option.

SARs

An SAR granted under the Plan shall confer on the holder thereof a right to receive upon exercise of the SAR the excess of (i) the Fair Market Value (as defined in the Plan) of one Common Share on the date of exercise over (ii) the grant price of the SAR as specified by the Compensation Committee, which price shall generally not be less than the Fair Market Value of one Common Share on the date of grant of the SAR.

RSUs

An RSU is a unit evidencing the right to receive a Common Share, or a cash payment equal to the Fair Market Value of a Common Share, at some future date, provided that in the case of Participants who are liable to taxation under the Income Tax Act (Canada) in respect of amounts payable under the Plan, that such date is not later than December 31st of the third calendar year following the year services were performed in respect of the corresponding RSU awarded. Common Shares of Restricted Stock and RSUs shall be subject to such restrictions as the Compensation Committee may impose (including, without limitation, any limitation on the right to vote a Common Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Compensation Committee may deem appropriate, subject to limitations described in Section 6(e) of the Plan.

Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Compensation Committee may deem appropriate. Common Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of RSUs, no Common Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to RSUs evidencing the right to receive Common Shares, such Common Shares shall be issued and delivered to the holder of the RSUs.

Except as otherwise determined by the Compensation Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a director during the applicable restriction period, all Common Shares of Restricted Stock and all RSUs held by such Participant at such time will be forfeited and reacquired by the Company for cancellation at no cost to the Company. However, the Compensation Committee may waive any or all remaining restrictions.

- 28 -

Performance Awards

A Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Compensation Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Compensation Committee.

Dividend Equivalents

Dividend Equivalents are entitlements to receive payments (in cash, Common Shares, other securities, other Awards or other property as determined in the discretion of the Compensation Committee) equivalent to the amount of cash dividends paid by the Company to holders of Common Shares with respect to a number of Common Shares determined by the Compensation Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Compensation Committee shall determine. However, the Compensation Committee may not grant Dividend Equivalents to Participants in connection with grants of Options, SARs or other Awards the value of which is based solely on an increase in the value of the Common Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts may be accrued but shall not be paid unless and until the date on which all conditions or restrictions relating to such Award have been satisfied, waived or lapsed.

Other Stock-Based Awards

Other Stock-Based Awards are other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as are deemed by the Compensation Committee to be consistent with the purpose of the Plan. The Compensation Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. Such Other Stock-Based Awards shall not contain a purchase right or an option‑like exercise feature

General Terms of Awards

Consideration

Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or required by applicable law.

Limits on Transfer

Except as otherwise provided by the Compensation Committee in its discretion and fully-vested and unrestricted Common Shares issued pursuant to any Award, no Award nor any right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. Additionally, no Award nor any right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Compensation Committee does permit the transfer of an Award other than a fully vested and unrestricted Common Share, such permitted transfer shall be for no value and in accordance with all applicable securities rules. The Compensation Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

- 29 -

Restrictions

All Common Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof will be subject to such restrictions as the Compensation Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Compensation Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Common Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Common Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

Prohibition on Option and SAR Repricing

Except as provided in Section 4(c) of the Plan, the Compensation Committee may not, without prior approval of the Company’s shareholders and applicable stock exchange approval, seek to effect any repricing of any previously granted, “underwater” Option or SAR by: (i) amending or modifying the terms of the Option or SAR to lower the exercise price; (ii) canceling the underwater Option or SAR and granting either (A) replacement Options or SARs having a lower exercise price; or (B) Restricted Stock, RSUs, Performance Award or Other Stock‑Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or SAR will be deemed to be “underwater” at any time when the Fair Market Value of the Common Shares covered by such Award is less than the exercise price of the Award.

Section 409A of the Code

To the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Compensation Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a “specified employee” under the Code (as determined by the Compensation Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the specified employee’s separation from service (or if earlier, upon the specified employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

- 30 -

Acceleration of Vesting or Exercisability

No Award Agreement will accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event, unless such acceleration occurs at or upon the consummation of such change-in-control event.

Amendment and Termination

Amendments to the Plan and Awards

The Board of Directors may from time to time amend, suspend or terminate the Plan, and the Compensation Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange. The Board of Directors may amend, suspend, terminate or discontinue the Plan, and the Compensation Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)	amend any terms relating to the granting or exercise of Awards, or otherwise waive any conditions or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange; and

(iv)	amend any terms relating to the administration of the Plan.

Prior approval of the shareholders of the Company is required for any amendment to the Plan or an Award that would:

(i)	require shareholder approval under the rules or regulations of securities exchange that is applicable to the Company;

(ii)	increase the number of shares authorized under the Plan;

(iii)	permit repricing of Options or SARs;

(iv)	permit the award of Options or SARs at a price less than the Fair Market Value of a Common Share on the date of grant of such Option or SAR;

(v)	permit Options to be transferable other than as provided in Section 6(g)(ii) of the Plan;

(vi)	amend Section 7(a) (the amendment and termination provisions) of the Plan; or

(vii)	increase the maximum term permitted for Options and Stock Appreciation Rights or extend the terms of any Options beyond their original expiry date.

- 31 -

Corporate Transactions

In the event of any reorganization, amalgamation, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company, the Compensation Committee or the Board of Directors may, in its sole discretion, provide for any of the following upon the consummation of the event:

(i)

the termination the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights;

(ii)	the replacement of the Award with other rights or property selected by the Compensation Committee or the Board of Directors;

(iii)

the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iv)

the Award be exercisable or payable or fully vested with respect to all Common Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement, subject to Section 6(g)(vi) of the Plan; or

(v)	the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Correction of Defects, Omissions and Inconsistencies

The Compensation Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement.

Clawback or Recoupment

All Awards under the Plan will be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule.

Term

The Plan will terminate on the earlier of (i) February 9, 2032, or (ii) the tenth anniversary of the date the Plan is approved by the shareholders of the Company, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted before that time may extend beyond such dates, and the authority of the Compensation Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors to amend the Plan, will extend beyond the termination of the Plan.

A copy of the Plan will be available for inspection at the Meeting.

- 32 -

The foregoing summary of the key terms of the 2022 Stock and Incentive Plan is not complete and is qualified in its entirety by reference to the 2022 Stock and Incentive Plan, a copy of which has been included as Schedule A to this Proxy Statement regarding this matter as filed electronically with the SEC, which is available under the Company’s filings at www.sec.gov.

Resolution for Stockholder Approval of 2022 Stock and Incentive Plan

Accordingly, the Company is asking our stockholders to indicate their support for ratification and approval of the 2022 Stock and Incentive Plan as described in this Proxy Statement by voting “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby ratify and approve the 2022 Stock and Incentive Plan of the Company with immediate effect.”

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY AND APPROVE THE 2022 STOCK AND INCENTIVE PLAN.

__________

- 33 -

PROPOSAL NUMBER FOUR:

NON-BINDING VOTE TO APPROVE EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company’s stockholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company’s Named Executive Officers as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. This Proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific Named Executive Officer, but rather the overall compensation of all of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

Our Board of Directors has determined to hold such votes on an annual basis until the next vote on the frequency of say-on-pay votes. Accordingly, the next say-on-pay vote will be held at the Company’s annual meeting of stockholders to be held in 2023.

The say-on-pay vote is advisory and, therefore, not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders’ concerns and will share them with the Compensation Committee which will evaluate whether any actions are necessary to address those concerns.

The key points of our executive compensation program are set forth in the “Executive Compensation” section of this Proxy Statement.

Stockholder Approval of Say-on-Pay Resolution

We believe that the information provided above and within the Executive Compensation section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation. Accordingly, the Company is asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company’s Proxy Statement for this Annual Meeting of Stockholders.”

Adoption of this resolution will require the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes against this Proposal. Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal. However, broker non-votes will not affect the outcome of the voting on this Proposal because it requires the affirmative vote of a majority of the shares present or represented by proxy at the Annual Meeting (as opposed to a majority of the shares outstanding).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

__________

- 34 -

FUTURE STOCKHOLDER PROPOSALS

Stockholders who intend to submit a proposal for the annual meeting of stockholders to be held in 2023 and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed by Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the proxy materials, stockholder proposals must be received at either of the Company’s principal offices by the Corporate Secretary of the Company no later than October 14, 2022. Upon receipt of such a proposal, the Company will determine whether or not to include the proposal in such proxy statement and form of proxy in accordance with applicable law.

A stockholder that wishes to present a proposal at the next annual meeting of stockholders to be held in 2023 must submit such proposal to the Company on or before October 14, 2022, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Exchange Act. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section, located at One Station Place, 100 F Street, NE, Washington, DC, U.S.A., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding the Company.

By Order of the Board of Directors of Body and Mind Inc.

/s/ Michael Mills

Michael Mills
President and Chief Executive Officer

Dated:  February 10, 2022.

__________

- 35 -

Schedule A

Body and Mind Inc.
(the “Company”)

2022 STOCK AND INCENTIVE PLAN

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and Non-Employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock and cash‑based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

This Plan supersedes, replaces and is in substitution for the Company’s “2012 Incentive Stock Option Plan”, dated as originally ratified by the Board of Directors of the Company on October 25, 2012, as was ratified by the shareholders of the Company at the Company’s annual meeting held on December 10, 2012. Any securities issued under the 2012 Incentive Stock Option Plan that are outstanding as of the date hereof are covered by this Plan. The maximum aggregate number of shares of the Company which may be issued pursuant to all awards under this Plan is set forth in Section 4(a) hereof.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)	“Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent or Other Stock-Based Award granted under the Plan.

(c)	“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 11(b) of the Plan.

(d)	“Board” shall mean the Board of Directors of the Company.

(e)	“Code” shall mean the U.S. Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)	“Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan, or if no such committee is appointed, the Board itself. At any time that the Company is an SEC registrant for purposes of the Securities Act and the Exchange Act, the Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3 of the Exchange Act, and each member of the Committee shall be a “non‑employee director” within the meaning of Rule 16b‑3 of the Exchange Act.

- 36 -

(g)

"Common Shares” shall mean the shares of common stock of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(h)	“Company” shall mean Body and Mind Inc., a Nevada company, and any successor corporation.

(i)	“Consultant” means, in relation to the Company, an individual or a Consultant Company, other than an Employee, Director or Officer of the Company, that:

(i)	is engaged to provide on a continuous bona fide basis, consulting, technical, management or other services to the Company or to an Affiliate of the Company, other than services provided in relation to a distribution of securities;

(ii)	provides the services under a written contract between the Company or the Affiliate and the individual or the Consultant Company;

(iii)	in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv)	has a relationship with the Company or an Affiliate of the Company that enables the individual to be knowledgeable about the business and affairs of the Company.

(j)	“Consultant Company” means for an individual Consultant, a company or partnership of which the individual is an employee, shareholder or partner.

(k)	“CSE” means the Canadian Securities Exchange.

(l)	“Director” shall mean a member of the Board.

(m)	“Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(n)	“Effective Date” shall mean the date set forth in Section 13 of the Plan.

(o)

“Eligible Person” shall mean any employee, officer, Non‑Employee Director, or Consultant providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(p)	“Exchange Act” shall mean the U.S. Securities Exchange Act of 1934, as amended.

(q)

“Fair Market Value” with respect to one Common Share as of any date shall mean (a) if the Common Shares are listed on the CSE or any established stock exchange, the price of one Common Share at the close of the regular trading session of such market or exchange on the last trading day prior to such date, and if no sale of Common Shares shall have occurred on such date, on the next preceding date on which there was a sale of Common Shares. Notwithstanding the foregoing, in the event that the Common Shares are listed on the CSE, for the purposes of establishing the exercise price of any Options, the Fair Market Value shall not be lower than the greater of the closing market price of the Common Shares on the CSE on (i) the trading day prior to the date of grant of the Options, and (ii) the date of grant of the Options; (b) if the Common Shares are not so listed on the CSE or any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Markets Group, Inc., the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Common Share; or (c) if the Common Shares are not publicly traded as of such date, the per share value of one Common Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

- 37 -

(r)	“Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(s)	“Non-Employee Director” shall mean a Director who is not also an employee of the Company or any Affiliate.

(t)	“Non‑Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(u)	“Option” shall mean an Incentive Stock Option or a Non‑Qualified Stock Option to purchase shares of the Company.

(v)	“Other Stock‑Based Award” shall mean any right granted under Section 6(f) of the Plan.

(w)	“Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(x)	“Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(y)	“Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(z)	“Plan” shall mean the Company’s 2022 Stock and Incentive Plan, as amended from time to time.

(aa)	“Related Person” means:

(i)	a Director or executive officer of the Company or an Affiliate;

(ii)	an associated of a Director or executive officer of the Company or an Affiliate; or

(iii)	a permitted assign of a Director or executive officer of the Company or an Affiliate.

(bb)	“Restricted Stock” shall mean any Common Share granted under Section 6(c) of the Plan.

(cc)

“Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Common Share (or a cash payment equal to the Fair Market Value of a Common Share) at some future date, provided that in the case of Participants who are liable to taxation under the Tax Act in respect of amounts payable under this Plan, that such date shall not be later than December 31 of the third calendar year following the year services were performed in respect of the corresponding Restricted Stock Unit awarded.

(dd)	“Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

- 38 -

(ee)	“Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

(ff)

“Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(gg)	“Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(hh)	“Tax Act” means the Income Tax Act (Canada).

(ii)

“U.S. Award Holder” shall mean any holder of an Award who is a “U.S. person” (as defined in Rule 902(k) of Regulation S under the Securities Act) or who is holding or exercising Awards in the United States.

Section 3. Administration

(a)

Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Common Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Common Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7 of the Plan; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7 of the Plan, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Common Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7 of the Plan; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of the jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non‑United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)

Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority in such a manner as would cause the Plan not to comply with applicable exchange rules or applicable corporate law.

- 39 -

(c)

Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of all applicable securities rules and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Common Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d)

Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4. Common Shares Available for Awards

(a)	Common Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Common Shares that may be issued under all Awards under the Plan shall be 22,669,892 Common Shares (the “Maximum Number”) (being approximately 20% of the number of Common Shares outstanding as of the Effective Date of the Plan). The Maximum Number consists of (i) 9,253,000 Common Shares issuable pursuant to Awards previously granted and outstanding under the Company’s 2012 Incentive Stock Option Plan and (ii) 13,416,892 additional Common Shares that may be issued pursuant to Awards to be granted under this Plan. The aggregate number of Common Shares that may be issued under all Awards under the Plan shall be reduced by Common Shares subject to Awards issued under the Plan in accordance with the Common Share counting rules described in Section 4(b) below.

(b)	Counting Common Shares. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan.

- 40 -

(i)

Common Shares Added Back to Reserve. If any Common Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including any Common Shares withheld by the Company or Common Shares tendered to satisfy any tax withholding obligation on Awards or Common Shares covered by an Award that are settled in cash), or if an Award otherwise terminates or is cancelled without delivery of any Common Shares, then the number of Common Shares counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)

Cash‑Only Awards. Awards that do not entitle the holder thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(iii)

Substitute Awards Relating to Acquired Entities. Common Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(c)	Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company or other similar corporate transaction or event affects the Common Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Common Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Common Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitation contained in Sections 4(d) and 4(e) below; provided, however, that the number of Common Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d)	Award Grant Limitations. The Board or Committee shall only grant Awards under this Plan in accordance with Section 6 hereof and, for greater certainty, may not grant any Awards under this Plan unless there is an available exemption from the registration requirements under the Securities Act and applicable state securities laws, unless the Plan and the securities underlying the Awards are registered under the Securities Act on Form S-8, as well as an available prospectus exemption under National Instrument 45-106 – Prospectus Exemptions (“NI 45-106”). If, and so long as, the Company is listed on the CSE, Section 2.24 of NI 45-106 shall not apply to the Plan and all Awards granted thereunder to any employee or Consultant who is engaged in investor relations activities for the Company, any associated Consultant, any executive officer of the Company, a Director of the Company, or a permitted assign of those persons if, after the grant:

(i)	the number of securities, calculated on a fully diluted basis, reserved for issuance under Options granted to

	(A)	Related Persons, exceeds 10% of the outstanding securities of the Company, or

	(B)	A Related Person, exceeds 5% of the outstanding securities of the Company, or

(ii)	the number of securities, calculated in a fully diluted basis, issued within 12 months to

	(A)	Related Persons, exceeds 10% of the outstanding securities of the Company, or

	(B)	A Related Person and the associates of the Related Person, exceeds 5% of the outstanding securities of the Company;

unless the Company obtains security holder approval (as defined in Section 2.22 of NI 45-106) and otherwise satisfies all other requirements of Section 2.25(3) of NI 45-106.

- 41 -

(e)	Additional Award Limitations. If, and so long as, the Company is listed on the CSE, the aggregate number of Common Shares issued or issuable to persons providing “investor relations activities” (as defined in CSE policies) as compensation within a 12 month period, shall not exceed 2% of the total number of Common Shares then outstanding.

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company and/or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full‑time or part‑time employees (which term, as used herein, includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a)	Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine:

(i)

Exercise Price. The purchase price per Common Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)

Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, in the event that the expiry date of an Option held by a non-U.S. Award Holder falls within a trading blackout period imposed by the Company (a “Blackout Period”), and neither the Company nor the individual in possession of the Options is subject to a cease trade order in respect of the Company’s securities, then the expiry date of such Option shall be automatically extended to the 10th business day following the end of the Blackout Period.

(iii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Common Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

	(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not permit payment of the exercise price, either in whole or in part, with a promissory note.

(B)

Net Exercises. The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Common Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Common Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Common Shares.

- 42 -

(iv)

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

	(A)	Subject to adjustment pursuant to Section 4(c) of the Plan, the maximum number of Common Shares that may be issued pursuant to Incentive Stock Options shall not exceed 22,669,892 (being approximately 20% of the number of Common Shares outstanding as of the Effective Date of the Plan).

	(B)	All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

	(C)	Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

	(D)	The purchase price per Common Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Common Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Common Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Common Share on the date of grant of the Incentive Stock Option.

	(E)	Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)	Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Common Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Common Share on the date of grant of the Stock Appreciation Right; provided, however, that, subject to applicable law and stock exchange rules, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the same limitations in Section 6(a)(ii) of the Plan applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

- 43 -

(c)

Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

	(i)	Restrictions. Common Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Common Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e) of the Plan.

	(ii)	Issuance and Delivery of Common Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book‑entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Common Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book‑entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Common Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Common Shares, such Common Shares shall be issued and delivered to the holder of the Restricted Stock Units.

	(iii)	Forfeiture. Except as otherwise determined by the Committee or as provided in an Award Agreement, upon a Participant’s termination of employment or service or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Common Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Common Shares of Restricted Stock or Restricted Stock Units.

- 44 -

(d)

Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

(e)

Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Common Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Common Shares with respect to a number of Common Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Common Shares after the date of grant of such Award, and (ii) dividend and Dividend Equivalent amounts may be accrued but shall not be paid unless and until the date on which all conditions or restrictions relating to such Award have been satisfied, waived or lapsed.

(f)

Other Stock‑Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option‑like exercise feature.

(g)	General

	(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

	(ii)	Limits on Transfer of Awards. Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Common Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Common Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Where the Committee does permit the transfer of an Award other than a fully vested and unrestricted Common Share, such permitted transfer shall be for no value and in accordance with all applicable securities rules. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

- 45 -

(iii)	Restrictions; Securities Exchange Listing. All Common Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Common Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Common Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(iv)	Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) of the Plan, the Committee may not, without prior approval of the Company’s shareholders and applicable stock exchange approval, seek to effect any repricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock‑Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Shares covered by such Award is less than the exercise price of the Award.

(v)	Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.

(vi)	Acceleration of Vesting or Exercisability. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change‑in‑control event, unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change‑in‑control event.

- 46 -

Section 7. Amendment and Termination; Corrections

(a)

Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange, and any such amendment, alteration, suspension, discontinuation or termination of an Award will be in compliance with CSE policies. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

	(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

	(ii)	amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

	(iii)	make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A), and no action taken to comply shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof; or

	(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

Notwithstanding the foregoing and for greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

	(i)	require shareholder approval under the rules or regulations of securities exchange that is applicable to the Company;

	(ii)	increase the number of shares authorized under the Plan as specified in Section 4 of the Plan;

	(iii)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6(g)(iv) of the Plan;

	(iv)	permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Common Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;

	(v)	permit Options to be transferable other than as provided in Section 6(g)(ii) of the Plan;

	(vi)	amend this Section 7(a); or

	(vii)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b) of the Plan or extend the terms of any Options beyond their original expiry date.

- 47 -

(b)

Corporate Transactions. In the event of any reorganization, amalgamation, merger, consolidation, split‑up, spin‑off, combination, plan of arrangement, take‑over bid or tender offer, repurchase or exchange of Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

	(i)	either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

	(ii)	that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

	(iii)	that, subject to Section 6(g)(vi) of the Plan, the Award shall be exercisable or payable or fully vested with respect to all Common Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

	(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)

Correction of Defects, Omissions and Inconsistencies. The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, in order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Common Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any applicable limitations under ASC Topic 718 to avoid adverse accounting treatment) or (b) delivering to the Company Common Shares other than Common Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

- 48 -

Section 9. U.S. Securities Laws

Neither the Awards nor the securities which may be acquired pursuant to the exercise of the Awards have been registered under the Securities Act or under any securities law of any state of the United States of America and are considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the Securities Act) and any Common Shares shall be affixed with an applicable restrictive legend as set forth in the Award Agreement unless the Plan and the Common Shares underlying the Awards have been registered under the Securities Act on a Form S-8, or other applicable registration statement. At this time the Awards may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the Securities Act and the securities laws of all applicable states or available exemptions therefrom, however, the Company intends to register the Plan and the Common Shares underlying the Awards under the Securities Act on Form S-8, failing which could result in such U.S. Award Holder not being able to dispose of any Common Shares issued on exercise of Awards for a considerable length of time. Each U.S. Award Holder or anyone who becomes a U.S. Award Holder, who is granted an Award in the United States, who is a resident of the United States or who is otherwise subject to the Securities Act or the securities laws of any state of the United States will be required to complete an Award Agreement which sets out the applicable United States restrictions.

Section 10. Furnishing of Financial Information to U.S. Participants

The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of applicable laws, at least annually to each U.S. Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired Common Shares pursuant to the Plan, during the period such Participant owns such Common Shares; provided, however, the Company shall not be required to provide such information if the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information.

Section 11. General Provisions

(a)	No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)	Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

- 49 -

(c)	Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)	No Rights of Common Shareholders. Except with respect to Common Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e) of the Plan, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Common Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Common Shares have been issued.

(e)	No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f)	No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)	Governing Law. The Plan shall be governed by the laws of the State of Nevada; provided, however, that any Award Agreement may provide by its terms that it shall be governed by the laws of any other jurisdiction as may be deemed appropriate by the parties thereto.

(h)	Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

- 50 -

(i)	No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)	Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k)	No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Common Share or whether such fractional Common Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)	Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 12. Clawback or Recoupment

All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule.

Section 13. Effective Date of the Plan

The Plan was approved by the Board on February 9, 2022 (the “Effective Date”).

Section 14. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the earlier of (i) the tenth anniversary of the Effective Date, or (ii) the tenth anniversary of the date the Plan is approved by the shareholders of the Company, or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

- 51 -

Schedule B

Body and Mind Inc.
(the “Company”)

AUDIT COMMITTEE CHARTER

This Charter establishes the composition, the authority, roles and responsibilities and the general objectives of the Company’s audit committee, or its Board of Directors (the “Board”) in lieu thereof (the “Audit Committee”). The roles and responsibilities described in this Charter must at all times be exercised in compliance with the laws and regulations governing the Company and any subsidiaries.

Composition

(a)	Number of Members. The Audit Committee must be comprised of a minimum of three (3) directors of the Company, a majority of who are independent as defined by applicable legislation.

(b)	Chair. If there is more than one member of the Audit Committee, members will appoint a chair of the Audit Committee (the “Chair”) to serve for a term of one (1) year on an annual basis. The Chair may serve as the chair of the Audit Committee for any number of consecutive terms.

(c)	Financially Literacy. All members of the Audit Committee must be financially literate as defined by applicable legislation. If upon appointment a member of the Audit Committee is not financially literate, such member will have a period of three (3) months to acquire the required level of financial literacy.

Meetings

(a)	Quorum. The quorum required to constitute a meeting of the Audit Committee is set at a majority of members.

(b)	Agenda. The Chair will set the agenda for each meeting, after consulting with management and the Company’s external auditor (the “Auditor”). Agenda materials such as draft financial statements must be circulated to all Audit Committee members for members to have a reasonable amount of time to review the materials prior to the meeting.

(c)	Notice to Auditor. The Auditor will be provided with notice as necessary of any Audit Committee meeting, will be invited to attend each such meeting and will receive an opportunity to be heard at those meetings on matters related to the Auditor’s duties.

(d)	Minutes. Minutes of Audit Committee meetings will be accurately recorded, with such minutes recording the decisions reached by the committee.

Roles and Responsibilities

The roles and responsibilities of the Audit Committee include the following:

- 52 -

External Auditor

The Audit Committee will:

(a)	Selection of Auditor. Select, evaluate and recommend the Auditor to the Board for shareholder approval, to examine the Company’s accounts, controls and financial statements.

(b)	Scope of Work. Evaluate, prior to the annual audit of the Company’s financial statements, the scope and general extent of the Auditor’s review, including the Auditor’s engagement letter.

(c)	Compensation. Recommend to the Board the compensation to be paid to the Auditor.

(d)	Replacement of Auditor. If necessary, recommend the replacement of the Auditor to the Board.

(e)	Approve Non-Audit Related Services. Pre-approve all non-audit services to be provided by the Auditor to the Company.

(f)	Responsibility for Oversight. Oversee the work of the Auditor, who must report directly to the Audit Committee.

(g)	Resolution of Disputes. Assist with resolving any disputes between management and the Auditor regarding financial reporting.

Financial Statements and Financial Information

The Audit Committee will:

(a)	Review Audited Financial Statements. Review the Company’s audited financial statements, discuss those statements with management and with the Auditor, and recommend their approval to the Board.

(b)	Review Interim Financial Statements. Review and discuss with management the Company’s quarterly financial statements, and if appropriate, recommend their approval by the Board.

(c)	MD&A, Annual and Interim Earnings Press Releases, Audit Committee Reports. Review management’s discussion and analysis, interim and annual press releases, and Audit Committee reports before the Company publicly discloses such information.

(d)	Auditor Reports and Recommendations. Review and consider any significant reports and recommendations issued by the Auditor, together with management’s response, and the extent to which recommendations made by the Auditor have been implemented.

Risk Management, Internal Controls and Information Systems

The Audit Committee will:

(a)	Internal Controls. Review with management and the Auditor the general policies and procedures used by the Company with respect to internal accounting and financial controls, and remain informed, through communications with the Auditor, of any weaknesses in internal controls that could cause errors or deficiencies in financial reporting or deviations from the accounting policies of the Company or from applicable laws or regulations.

(b)	Financial Management. Periodically review the team in place to carry out financial reporting functions, circumstances surrounding the departure of any officers in charge of financial reporting, and the appointment of individuals to oversee such functions.

- 53 -

(c)	Accounting Policies and Practices. Review management plans regarding any changes in accounting practices or policies and the financial impact thereof.

(d)	Litigation. Review with the Auditor and the Company’s legal counsel any litigation, claim or contingency, including tax assessments, that could have a material effect upon the financial position of the Company and the manner in which these matters are being disclosed in the Company’s financial statements.

(e)	Other. Discuss with management and the Auditor correspondence with regulators, employee complaints, or published reports that raise material issues regarding the Company’s financial statements or disclosure.

Complaints

The Audit Committee will:

(a)	Accounting, Auditing and Internal Control Complaints. Establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

(b)	Employee Complaints. Establish a procedure for the confidential transmittal on condition of anonymity by the Company’s employees of concerns regarding questionable accounting or auditing matters.

Authority

(a)	Auditors. The Auditor, and any internal auditor hired by the Company, will report directly to the Audit Committee.

(b)	Independent Advisors. The Audit Committee may, at the Company’s expense and without the approval of management, retain the services of independent legal counsel and any other advisors it deems necessary to carry out its duties and establish and pay the monetary compensation of such advisors.

Reporting

The Audit Committee will report to the Board on:

(a)	the independence of the Auditor;

(b)	the performance of the Auditor and any recommendations of the Audit Committee in relation thereto;

(c)	the reappointment and termination of the Auditor;

(d)	the adequacy of the Company’s internal controls and disclosure controls;

(e)	the Audit Committee’s review of the Company’s financial statements, both annual and interim;

(f)	the Audit Committee’s review of management’s discussion and analysis, both annual and interim;

(g)	the Company’s compliance with legal and regulatory matters to the extent they affect the its financial statements; and

(h)	all other material matters dealt with by the Audit Committee.

- 54 -

BODY AND MIND INC.
1095 WEST PENDER STREET, SUITE 750
VANCOUVER, BC V6E 2M6
CANADA

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 03/30/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 03/30/2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. To elect the following as directors:

Nominees	For	Withhold
1a. Michael Mills	☐	☐
1b. Brent Reuter	☐	☐
1c. Stephen Hoffman	☐	☐
1d. Dong Shim	☐	☐
1e. Alexis Podesta	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

	For	Against	Abstain
2. To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm.	☐	☐	☐
3. To approve the Company's new 2022 Stock and Incentive Plan, being a fixed number plan, as more particularly described in the accompanying Schedule 14A - Proxy Statement.	☐	☐	☐
4. To approve, on a non-binding advisory basis, the compensation of our named executive officers, as more particularly described in the Schedule 14A - Proxy Statement.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000528082_1 R1.0.0.24

- 56 -

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

BODY AND MIND INC.
Annual Meeting of Stockholders
March 31, 2022 10:00 AM (Pacific Time)
This proxy is solicited by the Board of Directors

The undersigned stockholder of the Company hereby appoints Mr. Michael Mills, the President and CEO of the Company, or failing him, Mr. Dong Shim, the Chief Financial Officer of the Company, or failing him, ___________________________, as proxyholder for and on behalf of the stockholder with full power of substitution, to represent and vote as designated on the reverse side, all shares of common stock of **Body and Mind Inc.** held of record by the undersigned on February 9, 2022, at the Annual Meeting of Stockholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, V6E 4N7, Canada, on Thursday, March 31, 2022 at 10:00 am (Pacific Time) or any adjournment or postponement thereof.

The Board of Directors recommends a vote "For" the Election of Directors and "For" Proposals 2, 3 and 4. Please sign, date and return promptly.

0000528082_2 R1.0.0.24

Continued and to be signed on reverse side

- 57 -